EXHIBIT 10.8

This Instrument Was Prepared By
And After Recording Mail To:

Susan E. Rollins, Esq.
Chapman and Cutler LLP
111 West Monroe, Suite 1400
Chicago, Illinois 60603-4080

SPACE ABOVE THIS LINE RESERVED FOR RECORDER’S USE ONLY

LEASEHOLD DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS
AND FIXTURE FINANCING STATEMENT

dated as of
November 1, 2006

INTREPID TECHNOLOGY AND RESOURCES BIOGAS, LLC

as grantor

to

FIRST AMERICAN TITLE INSURANCE COMPANY,
as Deed of Trust Trustee

for the benefit of

WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE
under that certain Indenture of Trust,
as beneficiary

Property Locations:

West Point

1449 East 3100 South in Wendell, Idaho 83355

Gooding County, Idaho

Whitesides

700 North 719 East in Rupert, Idaho 83350

Minidoka County, Idaho

Exhibit 10.08 Deed_of_Trust_1947556.03.01

2126035

TABLE OF CONTENTS

SECTION

HEADING

PAGE

Parties

1

ARTICLE 1

THE OBLIGATION

4

Section 1.1.

The Indebtedness and Other Matters Secured by This Mortgage

4

Section 1.2.

Maximum Amount Secured Hereby

4

ARTICLE 2

REPRESENTATIONS, COVENANTS, WARRANTIES AND AGREEMENTS OF MORTGAGOR

5

Section 2.1.

Title

5

Section 2.2.

Payment of Secured Obligations

5

Section 2.3.

Taxes and Utilities

5

Section 2.4.

Insurance Coverages

6

Section 2.5.

Sale or Conveyance

6

Section 2.6.

Removal or Material Alterations

6

Section 2.7.

Maintenance

6

Section 2.8.

Further Instruments

7

Section 2.9.

No Liens

7

Section 2.10.

After-Acquired Property

8

Section 2.11.

Certain Representations and Warranties Relating to the Ground Leases

8

ARTICLE 3

DEFAULTS AND REMEDIES

10

Section 3.1.

Events of Default

10

Section 3.2.

Remedies

10

ARTICLE 4

SECURITY AGREEMENT AND FINANCING STATEMENT

16

Section 4.1.

Creation of Security Interest

16

Section 4.2.

Warranties, Representations and Covenants

17

Section 4.3.

Security Interest to Include Leases

18

Section 4.4.

Additional Representations and Warranties Regarding the Leases

19

ARTICLE 5

DAMAGE OR DESTRUCTION; INSURANCE PROCEEDS

20

ARTICLE 6

EMINENT DOMAIN; CONDEMNATION AWARDS

23

ARTICLE 7

ENVIRONMENTAL LAWS

23

Section 7.1.

Indemnity

23

-i-

Section 7.2.

Survival

24

ARTICLE 8

MISCELLANEOUS

24

Section 8.1.

Maximum Interest Payable

24

Section 8.2.

Payment by Any Party

24

Section 8.3.

Sale No Effect on Liability

25

Section 8.4.

Mortgagor’s Duty to Defend and Pay Expenses

25

Section 8.5.

Right to Inspect; Entry upon Premises

25

Section 8.6.

Forbearance, Etc. Not a Waiver

25

Section 8.7.

Mortgagee’s Expenses

26

Section 8.8.

Modification Procedure

27

Section 8.9.

Filing and Recording Fees

27

Section 8.10.

Notices

27

Section 8.11.

Waiver of Rights by Mortgagor

28

Section 8.12.

Severability

29

Section 8.13.

Covenants to Run with Land; Successors and Assigns

29

Section 8.14.

Definitions

29

Section 8.15.

Governing Law

29

Section 8.16.

Captions

29

Section 8.17

Powers and Obligations of Deed of Trust Trustee

29

Signature Page

31

EXHIBIT A

Legal Description

EXHIBIT B

Description of Leases

EXHIBIT C

Description of Equipment

-ii-

LEASEHOLD DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS
AND FIXTURE FINANCING STATEMENT

THIS LEASEHOLD DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FINANCING STATEMENT (this Deed of Trust herein referred to as this “Mortgage”), dated as of November 1, 2006, by and among Intrepid Technology and Resources Biogas, LLC, an Idaho limited liability company, whose address is 501 West Broadway, Suite 200, Idaho Falls, Idaho  83402, as grantor (hereinafter called “Mortgagor”), First American Title Insurance Company, as deed of trust trustee (hereinafter called “Deed of Trust Trustee”) having an address at c/o Land Title and Escrow, Inc., 211 West 13th Street, Burley, Idaho  83318, and Wells Fargo Bank, National Association, as Trustee under that certain Indenture of Trust, a national banking association, whose address is 877 W. Main Street, 3rd Floor, Boise, Idaho 83702, Attention: Twyla D. Gauthier, CCTS - Vice President, Corporate Trust, as beneficiary (hereinafter called “Mortgagee”).

WITNESSETH:

WHEREAS, Mortgagor has caused The Industrial Development Corporation of Gooding County, Idaho (“Issuer”) to issue its Solid Waste Disposal Revenue Bonds (Intrepid Technology and Resources Biogas, LLC Project) Series 2006 in the aggregate principal amount of $7,640,000 (the “Bonds”), which Bonds are dated as of November 1, 2006, bear interest from the dated date at the rate of 7.50% per annum, and mature subject to prior redemption, on November 1, 2024; and

WHEREAS, Mortgagee has entered into an Indenture of Trust dated as of November 1, 2006 (as supplemented, amended and restated from time to time, the “Indenture”) with Issuer with regard to the Bonds; and

WHEREAS, Issuer has loaned the proceeds from the sale of the Bonds to Mortgagor pursuant to a Loan Agreement dated as of the date hereof between Issuer and Mortgagor (as supplemented, amended and restated from time to time, the “Loan Agreement”) to construct and equip biogas facilities and related improvements capable of processing waste dairy manure into pipeline quality methane gas and organic compost, which facilities will be located on the hereinafter described Property; and

WHEREAS, Mortgagor has entered into separate leases with the property owners identified on Exhibit B for the terms set forth therein; and

WHEREAS, Mortgagor is justly indebted under the Loan Agreement to provide for the payment of the Bonds; and

WHEREAS, Issuer has assigned its rights under the Loan Agreement (except for its right to indemnification and to be paid its fees and expenses) to Mortgagee; and

THEREFORE, to secure the payment of (i) the payment of the principal and premium, if any, of and interest on the Bonds as and when the same becomes due and payable (whether by lapse of time, acceleration or otherwise) and all advances now or hereafter evidenced thereby, whether such advances are made directly to Mortgagor as cash or cash equivalents, (ii) the payment of all other indebtedness, obligations and liabilities of Mortgagor to Issuer (and assigned to Mortgagee) or to Mortgagee which this Mortgage secures pursuant to any of its terms and (iii) the observance and performance of all covenants and agreements contained herein or in this Mortgage, the Loan Agreement, the Bonds, or in any other instrument or document at any time evidencing or securing any of the foregoing or setting forth terms and conditions applicable thereto, and also in consideration of the sum of One Dollar ($1.00) in hand paid, the receipt whereof is hereby acknowledged, Mortgagor does irrevocably by these presents, MORTGAGE, GRANT, REMISE, ALIEN, CONVEY, TRANSFER, ASSIGN, and WARRANT unto Deed of Trust Trustee, its successors and assigns, in and for the benefit of Mortgagee, WITH POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION, and GRANTS to Mortgagee a security interest in and to all right, title and interest of Mortgagor, if any, now owned or hereafter acquired, in and to:

ALL leases and memoranda of leases described on Exhibit B hereto (as supplemented, amended and restated from time to time, the “Ground Leases”), the easement legally described in Exhibit A attached hereto and hereby made a part of this Mortgage, and any and all present and future leases of and all leasehold rights and other rights in and to all or any part of those certain lots, pieces or parcels of land which do not exceed (40) acres of land or are located within an incorporated city or village, (the “Property”) lying and being in the Counties of Gooding and Minidoka, and State of Idaho, bounded and described in Exhibit A attached hereto and hereby made a part of this Mortgage, and in and to all rents, issues and profits thereof or otherwise from the Premises, including, without limitation, all accounts receivable, book debts and other forms of obligation belonging or owing to Mortgagor for the occupancy or use of the Premises or any part thereof, which are hereby specifically assigned, transferred and set over to Mortgagee.

TOGETHER WITH all buildings, structures and other improvements now or hereafter erected, constructed or placed upon the above described Property including all building equipment and fixtures of every kind and nature (the “Improvements”).

TOGETHER WITH all machinery, apparatus, equipment, fittings, fixtures, whether actually or constructively attached to the Property and including the trade, domestic and ornamental fixtures, and articles of personal property of every kind and nature whatsoever, including, without limitation, all inventory; goods; materials; supplies; equipment including but not limited to the equipment identified on Exhibit C attached hereto; furnishings; fixtures; accounts; accounts receivable; chattel paper; documents; instruments; money; bank accounts; security deposits; claims to rebates, refunds or abatements of real estate taxes or any other taxes; contract rights; plans and specifications; permits, licenses; general intangibles; the rights of the Mortgagor under contracts with respect to the Property or any portion thereof; signs, brochures, advertising, and goodwill (hereinafter collectively called “Personal Property”), now owned or hereafter acquired by Mortgagor and now or hereafter located in, upon or under the Property or any part thereof and used or usable in connection with any present or future operation of the Property, together with all substitutions therefor and replacements thereof (Mortgagor hereby agreeing with respect to all substitutions and replacements, to execute and deliver from time to time such further instruments as may be requested by Mortgagee to confirm the conveyance, transfer and assignment of and granting of a security interest in any of the foregoing).

TOGETHER WITH all plans, specifications, working drawings and like materials prepared in connection with improvements constituting part of the Premises, all rights of Mortgagor against vendors or manufacturers (to the extent consent has been obtained, or if no consent has been obtained, to the extent applicable law does not require the consent of such vendors and manufacturers) in connection with equipment located upon the Property whether arising by virtue of warranty or otherwise, and all rights of Mortgagor against contractors, sub-contractors and materialmen arising in connection with work performed at or on the Property or with materials furnished for the construction of improvements at or on the Property and all rights of Mortgagor under contracts to provide any of the foregoing or in connection with the ownership, development, construction, use, maintenance or operation of the Premises.

TOGETHER WITH all funds and accounts held by Mortgagee under the Indenture (excluding the Rebate Fund) and any interest accruing on, and any profit realized from the investment of moneys in such funds and accounts.

TOGETHER WITH all proceeds of all insurance (including title insurance) in effect with respect to the Premises and to any and all awards or payments, including interest thereon, and the right to receive the same which may be made with respect to the Premises as a result of (a) the exercise of the right of eminent domain; (b) the alteration of the grade of any street; or (c) any other injury to, taking of, or decrease in the value of, the Premises to the extent of all amounts which may be secured by this Mortgage at the date of receipt of any such award or payment by Mortgagee, and of the reasonable counsel fees, costs and disbursements incurred by Mortgagee in connection with the collection of such proceeds, award or payment.

TOGETHER WITH all present or future contracts involving the Premises, and any and all amounts received or receivable directly or indirectly by Mortgagor thereunder, including but not limited to the contracts identified in the Collateral Assignment of Contracts, Permits, Licenses and Plans delivered in connection with the issuance of the Bonds.

TOGETHER WITH all franchises, permits, licenses and rights therein respecting the use, occupation and operation of the Premises or the activities conducted thereon or therein.

TOGETHER WITH all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquidated claims, including, without limitation, all proceeds of insurance and condemnation awards, tax refunds and payments and all products, additions, accessions, substitutions and replacements of any of the foregoing.

TO HAVE AND TO HOLD IN TRUST, WITH POWER OF SALE, the above described and granted property, all of which is collectively referred to herein as the “Premises” (whether now or hereafter acquired), unto Deed of Trust Trustee on behalf of Mortgagee and unto the Mortgagee, in each case on behalf of the Bondholders, their respective successors and assigns, forever, for the purposes and uses herein set forth.

ARTICLE 1

THE OBLIGATION

Section 1.1.

The Indebtedness and Other Matters Secured by This Mortgage.  This Mortgage and all rights, title, interests, liens, security interests, powers and privileges created hereby or arising by virtue hereof are given for the purpose of securing:

(a)

Payment of the principal of, premium, if any, and interest on the Bonds, when due and payable in accordance with the terms thereof;

(b)

Performance of the obligations, covenants, and agreements contained in the Bonds, and the Loan Agreement and any and all modifications, extensions or renewals thereof or substitutions therefor;

(c)

Payment of all other sums (including, without limitation, any advances made by Mortgagee for or on account of Mortgagor) becoming due or payable under this Mortgage, or any other instrument given by Mortgagor as security for the Bonds, and the Loan Agreement, together with interest thereon at the rate specified therein;

(d)

Payment of such additional sums and interest thereon which may hereafter be loaned to Mortgagor, or its successors or assigns, by Mortgagee, whether or not such are evidenced by a promissory note or notes reciting that they are secured by this Mortgage; and

(e)

Performance of the obligations, covenants and agreements of Mortgagor contained in this Mortgage or in any Bond Financing Documents (as hereinafter defined) heretofore or hereafter executed by Mortgagor having reference to or arising out of the indebtedness represented by the Bonds, or the Loan Agreement, or given as security therefor.

Section 1.2.

Maximum Amount Secured Hereby.  The total amount of indebtedness secured hereby may decrease or increase from time to time, but the maximum amount of indebtedness secured by this Mortgage is $16,000,000, plus the total amount of all advances made by Mortgagee to protect the Premises and the security interest and lien created hereby, including without limitation amounts advanced for the payment of taxes, special assessments or insurance on the Premises, plus the amount of any indemnity given by Mortgagor in any of the Bond Financing Documents, plus interest on all of the foregoing, and all costs of enforcement and/or collection of this Mortgage.

ARTICLE 2

REPRESENTATIONS, COVENANTS, WARRANTIES
AND AGREEMENTS OF MORTGAGOR

Mortgagor represents, covenants, warrants and agrees with Deed of Trust Trustee and Mortgagee as follows:

Section 2.1.

Title.  Mortgagor has good and marketable leasehold title to the Property and has (or upon acquisition or construction thereof will have) good and marketable title and ownership in and to the Improvements and the Personal Property and all other items collectively referred to hereinabove as the Premises, and Mortgagor hereby represents that it has the full power, authority and right to convey the same and to execute and deliver this Mortgage; the Premises are unencumbered except as may be herein expressly provided, and Mortgagor will forever warrant and defend the title to the Premises unto Mortgagee against the claims of all persons whomsoever.  Without limiting the foregoing, Mortgagor represents and warrants that the restrictions, exceptions, reservations, limitations, interests and other matters, if any, existing on the date of execution and delivery of this Mortgage, do not in the aggregate impair the value of the Premises or adversely affect the utility, structural integrity or beneficial enjoyment of the Premises for the uses to which the Premises is being put.  Mortgagor represents and warrants that the Premises do not have or need easement rights for ingress, egress or parking over other real estate.

Section 2.2.

Payment of Secured Obligations.  (a) Mortgagor will punctually pay, in lawful money of the United States, all sums due Mortgagee at the time and in the manner mentioned in the Bonds, the Indenture, the Loan Agreement, this Mortgage, and any document evidencing a future advance to Mortgagor or any other instrument evidencing and/or securing the indebtedness secured hereby (herein collectively referred to as the “Bond Financing Documents”).

(b)

Mortgagor will, immediately upon an officer of Mortgagor acquiring actual knowledge of an event of default, furnish a written notice to Mortgagee specifying the nature and period of existence of such condition or event and what action Mortgagor is taking or proposes to take with respect thereto.

Section 2.3.

Taxes and Utilities.  (a) Mortgagor will pay or cause to be paid, when due and payable, all taxes, assessments (general or special) and other charges levied on, or assessed, placed or made against the Premises, this Mortgage, the Bond Financing Documents or any interest of Mortgagee in the Premises or the obligations secured hereby.

(b)

Mortgagor agrees to pay when due all utility charges which are incurred for the benefit of the Premises or which may become a charge or lien against the Premises for energy, fuel, gas, electricity, water or sewer services furnished to the Premises and all other assessments or charges of a similar nature, whether public or private, affecting the Premises or any portion thereof, whether or not such assessments or charges are liens thereon.

Section 2.4.

Insurance Coverages.  (a) Mortgagor shall insure the Premises at such times, in such amounts and otherwise in accordance with customary industry practice, but in all instances subject to Mortgagee’s reasonable approval.

(b)

Any insurance policies carried in accordance with this Section shall be written by insurance companies of recognized national standing and, in the case of policies maintained by Mortgagor, with a rating of A- or better by A.M. Best Company authorized to do business in the State of Idaho and, (1) shall name Mortgagor and the Mortgagee as additional insureds, as their interests may appear, (2) in the case of policies covering loss or damage to the Premises, shall provide that such losses, if any, shall be payable solely to Mortgagee or, at the direction of Mortgagee, the depository under a standard mortgagee loss payable clause satisfactory to the Mortgagee, (3) shall provide that Mortgagee’s interest shall be insured regardless of any breach or violation by Mortgagor of any warranties, declarations or conditions contained in such policies, (4) such insurance, as to the interest of Mortgagee therein, shall not be invalidated by the use or operation of the Premises for purposes which are not permitted by such policies, nor by any foreclosure or other proceedings relating to the Premises, nor by change in title to or ownership of the Premises, (5) the insurers shall waive any right of subrogation of the insurers to any set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of Mortgagor, (6) if any premium or installment is not paid when due, or if such insurance would lapse or be canceled, terminated or materially changed for any reason whatsoever, the insurers will promptly notify Mortgagee and any such lapse, cancellation, termination or change shall not be effective as to Mortgagee for 30 days after receipt of such notice, (7) appropriate certification shall be made to Mortgagee by each insurer with respect thereto, and (8) shall provide for deductible in amounts not in excess of amounts as is customary for companies similarly situated and owning properties in the State of Idaho similar to the Premises.

(c)

Mortgagor shall provide Mortgagee annually, commencing December 1, 2006, with a Mortgagor Certificate certifying compliance with the provisions of this Section 2.4.  Mortgagee shall be entitled to rely upon such Mortgagor Certificate as to Mortgagor’s compliance with the insurance requirements.  Mortgagee shall not be responsible for the sufficiency of coverage or amounts of such policies.  All such policies shall provide that the same shall not be canceled without at least 30 days’ prior written notice to each insured named therein.

Section 2.5.

Sale or Conveyance.  Any sale, conveyance or disposition of any portion or portions of the Premises shall comply with the Loan Agreement and the Indenture.

Mortgagor agrees that it shall pay all costs and expenses, including attorneys’ fees incurred by the Mortgagee in connection with any transaction contemplated by this Section 2.5.

Section 2.6.

Removal or Material Alterations.  Removal of any Improvements now or hereafter covered by the lien of this Mortgage shall be in accordance with Section 5.13 of the Loan Agreement.

Section 2.7.

Maintenance.  (a) Mortgagor will maintain and operate the Premises in accordance with Sections 5.12, 5.14 and 5.15 of the Loan Agreement.

(b)

Mortgagor shall (i) pay when due any indebtedness which may be secured by a lien or charge on the Premises, and upon request exhibit satisfactory evidence of the discharge of such lien to the Mortgagee, (ii) comply with all requirements of law or municipal ordinances with respect to the Premises and the use thereof (including, without limitation, any law or municipal ordinance with respect to environmental protection or hazardous wastes), failure to comply with which would result in any material interference with the use or operation of the Premises by Mortgagor, and (iii) promptly procure, maintain and comply with, all permits, licenses and other authorizations required for the use of the Premises or any erection, installation, operation and maintenance of the Premises or any part thereof.

(c)

Provided Bond proceeds are not used or if such Bond proceeds are used, provided a Favorable Opinion of Bond Counsel is delivered, prior to the taking of any action described hereafter in clause (i) or (ii), Mortgagor may, (i) construct upon the Premises additional buildings, structures and other improvements and (ii) install, assemble and place upon the Premises any trade fixtures, signs, furniture, furnishings, equipment, machinery and other tangible personal property used or useful in the business of Mortgagor, as the case may be, whether or not classified as fixtures under applicable law.

(d)

Any repair, restoration, rebuilding, substitution, replacement, modification, alteration of or addition to the Premises conducted by Mortgagor shall be performed in a good and workmanlike manner and be expeditiously completed in compliance with all laws, ordinances, orders, rules, regulations and requirements applicable thereto, including to the extent necessary to maintain in full force and effect the policies of insurance required by this Mortgage.  All costs and expenses of each such repair, restoration, rebuilding, substitution, replacement, the discharge of all liens filed against the Premises arising out of the same, together with all costs and expenses necessary to obtain any permits or licenses required in connection therewith shall be promptly paid by Mortgagor.

Section 2.8.

Further Instruments.  Mortgagor shall execute and deliver (and pay the costs of preparation and recording thereof) to Mortgagee and Deed of Trust Trustee, as appropriate, and to any subsequent holder of the indebtedness hereby secured from time to time, upon demand, any further instrument or instruments, including, but not limited to, mortgages, security agreements, financing statements, continuation statements, leases, assignments, and renewal and substitution notes, so as to affirm, to correct and to perfect the evidence of the obligations hereby secured and the lien and security interest of Mortgagee to all or any part of the Premises intended to be hereby mortgaged, whether now mortgaged, later substituted for, or acquired subsequent to the date of this Mortgage and any extensions or modifications thereof.

Section 2.9.

No Liens.  Mortgagor will not create or permit to exist any mortgage, deed of trust, pledge, or other lien, encumbrance or security interest with respect to any assets now owned or hereafter acquired constituting part of the Premises and financed with the proceeds of the Bonds, except (i) liens arising pursuant to the Bond Financing Documents, (ii) liens in favor of Deed of Trust Trustee and Mortgagee, (iii) liens imposed by mandatory provisions of law such as for materialmen’s, mechanics’ and warehousemen’s liens and other liens arising in the ordinary course of business for sums not due or sums being contested in good faith by appropriate procedures and for which adequate reserves have been established and are being maintained in accordance with GAAP.  This provision shall not limit or restrict the right of Mortgagor to lease all or any portion of the Premises for such period or periods of time and otherwise upon such terms as Mortgagor may determine; provided that (x) any such lease and all rental payments due thereunder are assigned to Mortgagee and (y) the lessee or tenant thereunder shall enter into a satisfactory subordination, non-disturbance and attornment agreement.

Section 2.10.

After-Acquired Property.  Any and all property hereafter acquired which is of the kind or nature described in the granting clauses hereof and is or intended to become a part thereof, shall ipso facto, and without any further conveyance, assignment or act on the part of Mortgagor, Deed of Trust Trustee, or Mortgagee become and be, subject to the lien of this Mortgage as fully and completely as though specifically described herein; but nevertheless Mortgagor shall from time to time, if requested by Mortgagee, execute and deliver any and all such further assurances, conveyances and assignments thereof as Mortgagee may reasonably require for the purpose of expressly and specifically subjecting to the lien of this Mortgage any and all such property.

Section 2.11.

Certain Representations and Warranties Relating to the Ground Leases.  (a) Mortgagor represents and warrants to Mortgagee that (i) each of the Ground Leases is unmodified and in full force and effect, (ii) all rent and other charges therein have been paid to the extent they are payable to the date hereof, (iii) Mortgagor enjoys the quiet and peaceful possession of the property demised thereby, (iv) Mortgagor is not in default under any of the terms thereof and there are no circumstances which, with the passage of time or the giving of notice or both, would constitute an event of default thereunder, and (v) the lessor thereunder is not in default under any of the terms or provisions thereof on the part of the lessor to be observed or performed.

(b)

Mortgagor shall promptly pay, when due and payable, the rent, if any, and other charges payable pursuant to the Ground Leases, and will timely perform and observe all of the other terms, covenants and conditions required to be performed and observed by Mortgagor as lessee under the Ground Leases.  Mortgagor shall notify Mortgagee in writing of any default by Mortgagor in the performance or observance of any terms, covenants or conditions on the part of Mortgagor to be performed or observed under the Ground Leases within ten (10) days after Mortgagor knows of such default.  Mortgagor shall, promptly following the receipt thereof, deliver a copy of any notice of default given to Mortgagor by the lessor pursuant to either of the Ground Leases and promptly notify Mortgagee in writing of any default by the lessor in the performance or observance of any of the terms, covenants or conditions on the part of the lessor to be performed or observed thereunder.

(c)

Unless required under the terms of either of the Ground Leases, except as set forth in the Loan Agreement, Mortgagor shall not, without the prior written consent of Mortgagee (which may be granted or withheld in Mortgagee’s sole and absolute discretion) (i) terminate or surrender either of the Ground Leases, or (ii) enter into any modification of either of the Ground Leases that materially impairs the practical realization of the security interest granted by this Mortgage, and any such attempted termination, modification or surrender without Mortgagee’s written consent shall be void.

(d)

Mortgagor shall, within thirty (30) days after written request from Mortgagee, obtain from the lessor and deliver to Mortgagee a certificate setting forth the name of the tenant thereunder and stating that each of the Ground Leases is in full force and effect, is unmodified or, if either of the Ground Leases has been modified, the date of each modification (together with copies of each such modification), that no notice of termination thereon has been served on Mortgagor, stating that to the best of Mortgagor’s knowledge, no default or event which with notice or lapse of time (or both) would become a default is existing under either of the Ground Leases, stating the date to which rent has been paid, and specifying the nature of any defaults, if any, and containing such other statements and representations as may be reasonably requested by Mortgagee.

(e)

So long as any of the indebtedness secured hereby remains unpaid or unperformed, the fee title to and the leasehold estate in the premises subject to the Ground Leases shall not merge but shall always be kept separate and distinct notwithstanding the union of such estates in the lessor or Mortgagor, or in a third party, by purchase or otherwise.  If Mortgagor acquires the fee title or any other estate, title or interest in the property demised by either of the Ground Leases, or any part thereof, the lien of this Mortgage shall attach to, cover and be a lien upon such acquired estate, title or interest and the same shall thereupon be and become a part of the Premises with the same force and effect as if specifically encumbered herein.  Mortgagor agrees to execute all instruments and documents that Mortgagee may reasonably require to ratify, confirm and further evidence the lien of this Mortgage on the acquired estate, title or interest.  Furthermore, Mortgagor hereby appoints Mortgagee as its true and lawful attorney-in-fact to execute and deliver, following an event of default, all such instruments and documents in the name and on behalf of Mortgagor.  This power, being coupled with an interest, shall be irrevocable as long as any portion of the indebtedness secured hereby remains unpaid.

(f)

If either of the Ground Leases shall be terminated prior to the natural expiration of its term due to default by Mortgagor or any tenant thereunder, and if, pursuant to the provisions of either of the Ground Leases, Mortgagee or its designee shall acquire from the lessor a new lease of the premises subject to either of the Ground Leases, Mortgagor shall have no right, title or interest in or to such new lease or the leasehold estate created thereby, or renewal privileges therein contained.

(g)

Notwithstanding anything to the contrary contained herein, this Mortgage shall not constitute an assignment of the Ground Leases within the meaning of any provision thereof prohibiting its assignment and Mortgagee shall have no liability or obligation thereunder by reason of its acceptance of this Mortgage.  Mortgagee shall be liable for the obligations of the tenant arising out of any Ground Leases for only that period of time for which Mortgagee is in possession of the premises demised thereunder or has acquired, by foreclosure or otherwise, and is holding all of Mortgagor’s right, title and interest therein.

ARTICLE 3

DEFAULTS AND REMEDIES

Section 3.1.

Events of Default.  Time is of the essence hereof, and the term “event of default,” as used in this Mortgage, shall mean the occurrence of any one or more of the following events:

(a)

Payments.  Subject to the notice and cure period, if any, set forth in the Loan Agreement, the failure of Mortgagor to make any payment according to the tenor and effect of the Bonds or the Loan Agreement, or any part thereof, or any failure to make any other payment of the principal, interest, or premium, if any, on the Bonds or the Loan Agreement, when and as the same shall become due and payable, whether at maturity, by acceleration, or otherwise; or

 (b)

Performance.  Subject to the notice and cure periods set forth in the Loan Agreement, the failure of Mortgagor to punctually and properly perform any other covenant, condition, representation, warranty or agreement contained in this Mortgage or the Loan Agreement, or in any of the Bond Financing Documents; or

(c)

Abandonment.  The abandonment of any part of the Premises by Mortgagor; or

(d)

Cross Default.  The occurrence of any “event of default” under the Indenture or the Loan Agreement.

Section 3.2.

Remedies.  In every such case, if any event of default shall have occurred and/or be continuing, Mortgagee and Deed of Trust Trustee, at their respective option, shall have, in addition to any rights at law or in equity, and in addition to all of the remedies provided under the Loan Agreement each and all of the following rights and remedies, which may be exercised individually, collectively or cumulatively:

(a)

Acceleration.  Upon a declaration of acceleration pursuant to Section 902 of the Indenture, Mortgagee shall declare all indebtedness secured hereby to be immediately due and payable and the same shall thereupon become immediately due and payable without any presentment, demand, protest or notice of any kind.

(b)

Management.  Mortgagee may, with or without bringing any action or proceeding, and without regard to the adequacy of any security for the indebtedness or obligations hereby secured, in person or by agent or employee, or by a receiver appointed by a court of competent jurisdiction, enter upon and take possession of all or any part of the Premises, excluding Mortgagor and its agents and servants wholly therefrom; Mortgagor shall on demand peaceably surrender possession thereof to Mortgagee.  Upon every such entry, Mortgagee, personally or by its agents or in the name of Mortgagor, at the expense of Mortgagor, from time to time, may maintain and restore the Premises, whereof it shall become possessed as aforesaid; and, from time to time, at the expense of

Mortgagor, Mortgagee may make all necessary or proper repairs, renewals and replacements and such useful alterations, additions, betterments and improvements thereto and thereon as to it may seem advisable or necessary to preserve the value, marketability or rentability of the Premises; and in every such case Mortgagee shall have the right to manage, control and operate the Premises and may make, cancel, modify or enforce leases, obtain and evict tenants, rent and lease the same to such persons, for such periods of time, and on such terms and conditions as Mortgagee in its sole discretion may determine, and with or without taking possession of the Premises, may sue for or otherwise collect any and all of the rents, issues and profits thereof, including those past due and unpaid, and apply same, less costs and expenses of management, operation and collection, including attorneys’ fees, upon any indebtedness secured hereby, all in such order as Mortgagee may determine.  In dealing with the Premises as a mortgagee in, or not in, possession, Mortgagee shall be without any liability, charge, or obligation therefor to Mortgagor other than for gross negligence or willful misconduct, and shall be entitled to operate any business then being conducted or which could be conducted thereon or therewith at the expense of and for the account of Mortgagor (and all net losses, costs and expenses thereby incurred shall be advancements, and will be immediately due and payable and if not paid become part of the indebtedness secured hereby), to the same extent as the owner thereof could do.  The entering upon and taking possession of the Premises, the collection of such rents, issues and profits and the application thereof as aforesaid shall not cure or waive any event of default or notice of an event of default under this Mortgage or invalidate any act done in response to any such event of default or pursuant to any such notice and, notwithstanding the continuance in possession of the Premises or the collection, receipt and application of rents, issues and profits, Mortgagee or Deed of Trust Trustee shall be entitled to enforce every right and exercise every remedy provided for in the Loan Agreement, this Mortgage or any of the Bond Financing Documents or by law upon the occurrence of any event of default.

(c)

Advances.  In the event of the noncompliance of any duty or duties required of Mortgagor under the terms of this Mortgage or the occurrence of any event which, in the judgment of Mortgagee, impairs the value of the Premises herein taken as security for the indebtedness, Mortgagee and Deed of Trust Trustee reserve the right, at their election, to advance sufficient funds to accomplish said performance or maintain such security.  Said sums, on written notice from Mortgagee or Deed of Trust Trustee as the case may be to Mortgagor, shall become immediately due and repayable to Mortgagee or Deed of Trust Trustee as the case may be.  In default of said payment, the amount advanced will be added to the outstanding principal balance, bearing interest at the interest rate applicable to the Bonds from the date of advancement.

(d)

Legal Proceedings.  Mortgagee, with or without entry, personally or by its agents or attorneys, insofar as applicable shall have the following rights to the fullest extent permitted by law:

(i)

Mortgagee may institute proceedings for the complete or partial foreclosure of this Mortgage.  In any suit to foreclose the lien hereof, there shall be allowed and included, as additional indebtedness in the decree for sale, all expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee for attorneys’ fees, appraisers’ fees, outlays for documentary and expert evidence, stenographers’ charges, publication costs and costs (which may be estimated as to costs to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, and similar data and assurances with respect to title, as Mortgagee may deem to be reasonably necessary either to prosecute such suit or to evidence to bidders at any sale pursuant thereto the true condition of the title to or the value of the Premises.  All expenditures and expenses of the nature mentioned in this clause (i) shall become so much additional indebtedness secured hereby and immediately due and payable.  The proceeds of any such sale of the Premises or any part thereof shall be applied to payment of:  all sums expended under the terms hereof, not then repaid, with accrued interest at the maximum rate set out in this Mortgage for interest on advances; all other sums then secured hereby; and the remainder, if any, to the Person or Persons legally entitled thereto; and/or

(ii)

Each of Deed of Trust Trustee and Mortgagee shall have the right from time to time to enforce any legal or equitable remedy against Mortgagor and to sue for any sums whether interest, damages for failure to pay principal or any installment thereof, taxes, installments of principal, or any other sums required to be paid under the terms of this Mortgage, as the same become due, without regard to whether or not the principal sum secured or any other sums secured by this Mortgage shall be due and without prejudice to the right of Mortgagee thereafter to enforce any appropriate remedy against Mortgagor including an action of foreclosure, or any other action, for an event of default by Mortgagor existing at the time such earlier action was commenced; and/or

(iii)

Each of Deed of Trust Trustee and Mortgagee may enforce its respective rights, whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in the Loan Agreement or in this Mortgage or in any of the Bond Financing Documents contained, or in aid of the execution of any power herein granted, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Mortgagee shall deem most advisable to protect and enforce any of its rights hereunder or under the Loan Agreement, and the Bond Financing Documents; and/or

(iv)

Mortgagee is hereby appointed the true and lawful attorney of Mortgagor, in its name and stead or in the name of Mortgagee, to make all necessary conveyances, assignments, transfers and deliveries of the property rights so sold, and, for that purpose, Mortgagee may execute all necessary deeds and instruments of assignment and transfer, and may substitute one or more persons with like power.  Mortgagor hereby ratifies and confirms all that its said attorney or attorneys or such substitute or substitutes shall lawfully do by virtue hereof.  Mortgagor shall, nevertheless, if so requested in writing by Mortgagee, ratify and confirm any such sale or sales by executing and delivering to

Mortgagee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Mortgagee, for the purpose and as may be designated in such request.  Any such sale or sales made under or by virtue of this Article 3 shall operate to divest all the estate, right, title, interest, claim and demand, whether at law or in equity, of Mortgagor in and to the property and rights so sold, and shall be a perpetual bar both at law and in equity against Mortgagor and its successors and assigns.

(e)

Effectuating Lease Assignments.  To the extent any or all of the Premises is leased to third parties, Mortgagee, at its sole option, may send notifications to any and all lessees and tenants of the Premises that future payments under or relating to their leases and tenancies shall be made to Mortgagee.  Thereafter, Mortgagee shall be entitled to collect said rents and payments until Mortgagor cures all events of default hereunder, and shall apply such rents and payments collected to the payment and performance of Mortgagor’s obligations in such amounts, order and manner as Mortgagee may determine in the exercise of its discretion.

(f)

Secured Party Remedies.  Mortgagee, at its sole option, may exercise any and all of the remedies available to a secured party under the Idaho Uniform Commercial Code (the “Code”), including, but not limited to the following:

(i)

Either personally or by means of a court-appointed receiver, take possession of all or any of the Personal Property (which term, for purposes hereof, shall mean the same thing as the term “Collateral” as same is used in Section 4.1 hereof) and exclude therefrom Mortgagor and all others claiming under Mortgagor and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of Mortgagor with respect to the Personal Property or any part thereof.  In the event Mortgagee demands or attempts to take possession of the Personal Property in the exercise of any rights under the Mortgage or any of the Bond Financing Documents, Mortgagor promises and agrees to promptly turn over and deliver complete possession thereof to Mortgagee; and/or

(ii)

Without notice to or demand upon Mortgagor, make such payments and do such acts as Mortgagee may deem necessary to protect its security, interest in the Personal Property, including, without limitation, paying, purchasing, contesting or compromising any encumbrance, charge or lien which is prior to or superior to the security interest granted hereunder, and in exercising any such powers or authority to pay all expenses incurred in connection therewith; and/or

(iii)

Require Mortgagor to assemble the Personal Property or any portion thereof at a place designated by Mortgagee and reasonably convenient to both parties and promptly to deliver such Personal Property to Mortgagee, and Mortgagee’s agents and representatives shall have the right to enter upon any or all of Mortgagor’s premises and property to exercise Mortgagee’s rights hereunder; and/or

(iv)

Sell, lease or otherwise dispose of the Personal Property at public sale, with or without having the Personal Property at the place of sale, and upon such terms and in such manner as Mortgagee may determine.  Mortgagee may be a purchaser at any such sale; and/or

(v)

Unless the Personal Property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Mortgagee shall give Mortgagor at least ten (10) days’ prior written notice of the time and place of any public sale of the Personal Property or other intended disposition thereof.  Such notice may be mailed to Mortgagor at the address set forth at the beginning of this Mortgage.

Upon occurrence of an event of default under this Mortgage, Mortgagee reserves the option, pursuant to the appropriate provisions of the Code, to proceed in the enforcement of its remedies with respect to the Personal Property as part of the real property which constitutes a portion of the Premises in accordance with its rights and remedies with respect to such real property, in which event the default provisions of the Code shall not apply.  If Mortgagee shall elect to proceed in the enforcement of its remedies with respect to the Personal Property separately from the real property, ten (10) days’ notice of the sale of the Personal Property shall be deemed to be reasonable notice.

(g)

Appointment of Receiver.  If an event of default under this Mortgage occurs and is continuing, Mortgagee, as a matter of right and without notice to Mortgagor or anyone claiming under Mortgagor, and without regard to the then value of the Premises or the interest of Mortgagor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Premises, and Mortgagor hereby irrevocably consents to such appointment and waives notice of any application therefor.  Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases including the power to collect the rents, issues and profits of the Premises during the pendency of a foreclosure suit, and in case of a sale and a deficiency during the full statutory period of redemption, whether there be redemption or not, as well as during any further times when Mortgagor, except for the intervention of such receiver, would be entitled to collect such rents, issues and profits.  The court having jurisdiction may authorize the receiver to apply the net income in his hands to payment in whole or in part to (i) the indebtedness secured hereby, or by any decree foreclosing this Mortgage, or any tax, special assessment or other lien which may be or become superior to the lien hereof or such decree, provided such application is made prior to foreclosure sale; and (ii) the deficiency in case of a sale and deficiency.  Said receiver shall continue as such and exercise all such powers until the date of sale of the Premises, unless such receivership is sooner terminated.  Mortgagee hereunder may be appointed as such receiver.

(h)

Retention of Possession.  Notwithstanding the appointment of any receiver, liquidator or trustee of Mortgagor, or of any of Mortgagor’s property, or of the Premises or any part thereof, Mortgagee shall be entitled to retain possession and control of all property now or hereafter granted, bargained, sold, mortgaged, warranted, conveyed, pledged and/or assigned to or held by Mortgagee under this Mortgage.

(i)

Deed of Trust Trustee’s Sale.  Mortgagee may cause the Premises to be sold by Deed of Trust Trustee as permitted by applicable law.  Before any such trustee’s sale, Mortgagee or Deed of Trust Trustee shall give such notice of default and election to sell as may then be required by law.  When all time periods then legally mandated have expired, and after such notice of sale as may then be legally required has been given, Deed of Trust Trustee shall sell the Premises, either as a whole or in separate parcels or portions, and in such order as Deed of Trust Trustee may determine, at a public auction to be held at the time and place specified in the notice of sale.  Neither Deed of Trust Trustee nor Mortgagee shall have any obligation to make demand on Mortgagor before any trustee’s sale.  From time to time in accordance with then applicable law, Deed of Trust Trustee may, and in any event at Mortgagee’s request shall, postpone any trustee’s sale by public announcement at the time and place noticed for that sale.  At any trustee’s sale, Deed of Trust Trustee shall sell to the highest bidder at public auction for cash in lawful money of the United States.  Any person, including Mortgagor, Deed of Trust Trustee or Mortgagee, may purchase at the trustee’s sale.  Deed of Trust Trustee shall execute and deliver to the purchaser(s) an instrument conveying the property being sold without any covenant or warranty whatsoever, express or implied.  The recitals in any such instrument of any matters or facts, including any facts bearing upon the regularity or validity of any trustee’s sale, shall be conclusive proof of their truthfulness.  Any such instrument shall be conclusive against all persons as to the facts recited in it.

(j)

Application of Sale Proceeds.  Mortgagee and Deed of Trust Trustee shall apply the proceeds of any sale of the Premises in the following manner:  first, to pay the portion of the obligations secured hereby attributable to the costs, fees and expenses of the sale, including costs of evidence of title in connection with the sale; and, second, to pay all other obligations secured hereby in any order and proportions as Mortgagee in its sole discretion may choose.  The remainder, if any, shall be remitted to the person or persons entitled thereto.

(k)

Remedies Not Exclusive.  The cumulative rights of Mortgagee and Deed of Trust Trustee arising under the clauses and covenants contained in this Mortgage shall be separate, distinct and cumulative and none of them shall be construed to be exclusive nor an election to proceed under any one provision herein to the exclusion of any other provision, anything herein or otherwise to the contrary notwithstanding.  In addition to any remedies provided herein for an event of default hereunder, each of Deed of Trust Trustee and Mortgagee shall have all other remedies allowed under the laws of the State of Idaho, and the laws of the United States.  No failure on the part of either Deed of Trust Trustee or Mortgagee to exercise any of its rights hereunder arising upon any event of default shall be construed to prejudice its rights in the event of any other or subsequent event of default.  No delay on the part of either Deed of Trust Trustee or Mortgagee in exercising any of such rights shall be construed to preclude it from the exercise thereof at any time during the continuance of such event of default.  Mortgagee may enforce any one or more remedies or rights hereunder in such order and manner as it may determine, successively or concurrently at its option.  By accepting payment or partial payment of any sum secured hereby after its due date, Mortgagee shall not make an accommodation or thereby waive the agreement herein contained that time is of the essence, nor shall Mortgagee waive any of its remedies or options or its right to require prompt payment when due of all sums secured or to consider failure so to pay an event of default hereunder.  Neither the acceptance of this Mortgage nor its enforcement, whether by court action pursuant to other powers herein contained, shall prejudice or in any manner affect Mortgagee’s right to realize upon or enforce any other security now or hereafter held by Mortgagee.

(l)

Direct and Primary Security - No Subrogation.  The lien and security interest herein created and provided for stand as direct and primary security for the Bonds as well as for any of the other indebtedness hereby secured.  No application of any sums received by Mortgagee or Deed of Trust Trustee, as the case may be, in respect of the Premises or any disposition thereof to the reduction of the indebtedness hereby secured or any part thereof shall in any manner entitle Mortgagor to any right, title or interest in or to the indebtedness hereby secured or any collateral or security therefor, whether by subrogation or otherwise, unless and until all indebtedness hereby secured has been fully paid.

ARTICLE 4

SECURITY AGREEMENT AND FINANCING STATEMENT

Section 4.1.

Creation of Security Interest.  Mortgagor and Mortgagee agree that this Mortgage shall constitute a Security Agreement within the meaning of the Code with respect to (i) any and all sums at any time on deposit for the benefit of Mortgagee or held by Mortgagee (whether deposited by or on behalf of Mortgagor or any one else) pursuant to any of the provisions of this Mortgage (“Deposits”), and (ii) any Personal Property and other rights and interests of Mortgagor included in the granting clauses of this Mortgage, which Personal Property or other rights and interests may not be deemed to form a part of the Property described in Exhibit A hereto or may not constitute a “fixture” (within the meaning of Section 9-313 of the Code), and all replacements and substitutions of and for such Personal Property, and the proceeds thereof (all of said Personal Property and the replacements and substitutions thereto and the proceeds thereof and other rights and interests of Mortgagor being sometimes hereinafter collectively referred to as the “Collateral”), and that a security interest in and to the Collateral and the Deposits is hereby granted to Mortgagee, and the Collateral and the Deposits and all of Mortgagor’s right, title and interest therein are hereby assigned to Mortgagee, all to secure payment of the indebtedness hereby secured and to secure performance by Mortgagor of the terms, covenants and provisions hereof.  In the event of an event of default under this Mortgage, Mortgagee shall have the option of exercising any or all of the “Secured Party Remedies” as set forth in Section 3.2(f) hereof, above.  The reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by Mortgagee shall include, but not be limited to, reasonable attorneys’ fees and legal expenses incurred by Mortgagee.  Mortgagor shall, from time to time, on request of Mortgagee, deliver to Mortgagee an inventory of the Collateral in reasonable detail.

In compliance with the Uniform Commercial Code of the State of Idaho, the following information is set forth:

1.

The names and addresses of Debtor and Secured Party are:

Debtor:

Intrepid Technology and Resources Biogas, LLC
501 West Broadway, Suite 200
Idaho Falls, Idaho  83402
Attention:  Manager
Phone:  (208) 529-5337
Fax:  (208) 529-1014

Secured Party:

Wells Fargo Bank, National Association, as Trustee
877 W. Main Street

MAC: U1858-033
Boise, Idaho  83702
Attention: Twyla D. Gauthier, CCTS

Vice President, Corporate Trust
Phone:  (208) 393-5491
Fax:  (208) 393-5404

2.

The property covered by this Security Agreement and financing statement is described in the Granting Clauses hereof.

3.

Some or all of the fixtures, equipment and other property described herein are or may become fixtures on the real estate described in Exhibit A attached hereto and incorporated herein by reference.

4.

Debtor is not the record owner of the real estate described in Exhibit A attached hereto and made a part hereof, but has a leasehold interest pursuant to the Ground Lease described on Exhibit B hereto.  The record owners of the real estate are the Lessors identified on Exhibit B.

5.

The organizational number of the Debtor is W44202.

Section 4.2.

Warranties, Representations and Covenants.  Mortgagor hereby warrants, represents and covenants as follows:

(a)

Mortgagor is, and as to portions of the Personal Property in substitution or replacement thereof and therefor to be acquired after the date hereof will be, the sole owner of the Personal Property, free from any adverse lien, security interest, encumbrance or adverse claims thereon of any kind whatsoever, and Mortgagor will notify Mortgagee of, and will defend the Personal Property against, all claims and demands of all persons at any time claiming the same or an interest therein.

(b)

This Mortgage constitutes a security agreement and financing statement for all purposes under the Code.

(c)

The Personal Property is not used or bought for personal, family or household purposes.

(d)

Mortgagor agrees to take any and all action requested by the Mortgagee to perfect the security interest of the Mortgagee in the Personal Property and any replacements or substitutions as contemplated hereby.

(e)

Mortgagor maintains a place of business in the State of Idaho and Mortgagor will immediately notify Mortgagee in writing of any change in its place of business as set forth in the beginning of this Mortgage.

(f)

At the request of Mortgagee, Mortgagor will join Mortgagee in executing one or more financing statements and renewals and amendments thereof as well as any continuation statements pursuant to the Code in form satisfactory to Mortgagee, and will pay the cost of filing the same in all public offices wherever filing is deemed by Mortgagee to be necessary or desirable.  Mortgagor authorizes Mortgagee to file financing and continuation statements, and amendments and supplements thereto relating to the Personal Property.

(g)

Mortgagor will do all acts and things as Mortgagee may require or as may be necessary or appropriate to establish and maintain a first perfected security interest in the Personal Property.

(h)

All covenants and obligations of Mortgagor contained in this Mortgage shall be deemed to apply to the Personal Property whether or not expressly referred to herein.

Section 4.3.

Security Interest to Include Leases.  To the extent permitted by applicable law, the security interest created hereby (and/or by the financing statements being filed simultaneously herewith) is specifically intended to cover and include Mortgagor’s rights, titles and interests under any and all leases of the Premises or portions thereof (herein, together with the Ground Leases and with all amendments and supplements thereto, called the “Leases”), between Mortgagor, as lessor, and the Person named therein, as tenant or lessee, including all extended terms and all extensions and renewals of the terms thereof, as well as any amendments to or replacement of the Leases, together with all the right, title and interest of Mortgagor, as lessor thereunder, including, without limiting the generality of the foregoing, the present and continuing right to make claim for, collect, receive and receipt for any and all of the accounts receivable, book debts and other forms of obligation belonging or owing to Mortgagor, rents, income, revenues, issues and profits and moneys payable as damages or in lieu of the rent and moneys payable as the purchase price of the Premises or any part thereof or of any other awards or claims for money and other sums of money payable or receivable thereunder howsoever payable (all of the foregoing, collectively, “Rents”); and, during the continuance of any event of default, to bring actions and proceedings thereunder or for the enforcement thereof, and to do any and all things which Mortgagor or any lessor is or may become entitled to do under the Leases.

Section 4.4.

Additional Representations and Warranties Regarding the Leases.  (a) Mortgagor hereby represents and warrants to Mortgagee that: (i) Mortgagor is the landlord under all Leases; (ii) there is no other existing assignment of Mortgagor’s entire or any part of its interest in or to any of the Leases, or any of the Rents assigned hereunder, nor has Mortgagor entered into any agreement to subordinate any of the Leases or Mortgagor’s right to receive any of the Rents assigned hereunder; (c) Mortgagor has not executed any instrument or performed any act which may prevent Mortgagee from operating under any of the terms and provisions hereof or which would limit Mortgagee in such operation; and (iv) there are no defaults by the landlord and, to Mortgagor’s knowledge, there are no material defaults by tenants under any Leases.

(b)

Mortgagor covenants and agrees that it shall: (i) not lease any portion of the Premises unless Mortgagor obtains Mortgagee’s prior written consent to all aspects of such lease (which consent shall not be unreasonably withheld or delayed); and (ii) observe and perform all of the covenants, terms, conditions and agreements contained in the Leases to be observed or performed by the landlord thereunder, and Mortgagor shall not do or suffer to be done anything to impair the security thereof.

(c)

Mortgagor shall not (i) release the liability of any tenant under any Lease, (ii) consent to any tenant’s withholding of Rent or making monetary advances and off-setting the same against future rentals, (iii) consent to any tenant’s claim of a total or partial eviction, (iv) consent to a tenant termination or cancellation of any Lease, except as specifically provided therein, or (v) enter into any oral leases with respect to all or any portion of the Premises.

(d)

Mortgagor shall not: (i) collect any of the Rents assigned hereunder more than thirty days in advance of the time when the same shall become due, except for security or similar deposits; (ii) make any other assignment of its entire or any part of its interest in or to any or all Leases, or any or all Rents assigned hereunder, except as specifically permitted by the Bond Financing Documents; (iii) modify the terms and provisions of any Lease, nor shall Mortgagor give any consent (including, but not limited to, any consent to any assignment of, or subletting under, any Lease, except as expressly permitted thereby) or approval, required or permitted by such terms and provisions or cancel or terminate any Lease, without Mortgagee’s prior written consent (which consent shall not be unreasonably withheld or delayed); (iv) accept a surrender of any Lease or convey or transfer, or suffer or permit a conveyance or transfer, of the premises demised under any Lease or of any interest in any Lease so as to effect, directly or indirectly, proximately or remotely, a merger of the estates and rights of, or a termination or diminution of the obligations of, any tenant thereunder, it being understood that any termination fees payable under a Lease for the early termination or surrender thereof shall be paid jointly to Mortgagor and Mortgagee; (v) alter, modify or change the terms of any guaranty of any Lease, or cancel or terminate any such guaranty or do or permit to be done anything which would terminate any such guaranty as a matter of law; or (vi) waive or excuse the obligation to pay Rent under any Lease.

(e)

Mortgagor shall, at its sole cost and expense: (i) appear in and defend any and all actions and proceedings arising under, relating to or in any manner connected with any Lease or the obligations, duties or liabilities of the landlord or any tenant or guarantor thereunder, and shall pay all costs and expenses of Mortgagee, including court costs and reasonable attorneys’ fees, in any such action or proceeding in which Mortgagee may appear through no fault of Mortgagee; (ii) give prompt notice to Mortgagee of any notice of any default by the landlord under any Lease received from any tenant or guarantor thereunder; and (iii) enforce the observance and performance of each covenant, term, condition and agreement contained in each Lease to be observed and performed by the tenants and guarantors thereunder and shall immediately notify Mortgagee of any breach by the tenant or guarantor under any such Lease.

(f)

Mortgagor shall not permit any of the Leases to become subordinate to any lien or liens other than liens securing the indebtedness secured hereby or liens for general real estate taxes not delinquent.

(g)

Mortgagor shall not execute hereafter any Lease unless there shall be included therein a provision providing that the tenant thereunder acknowledges that such Lease has been assigned pursuant to this Mortgage and agrees not to look to Mortgagee as mortgagee, mortgagee in possession or successor in title to the Premises for accountability for any security deposit required by the landlord under such Lease unless such sums have actually been received in cash by Mortgagee as security for tenant’s performance under such Lease.

(h)

If any tenant under any Lease is or becomes the subject of any proceeding under the Federal Bankruptcy Code, as amended from time to time, or any other federal, state or local statute which provides for the possible termination or rejection of the Leases assigned hereby, Mortgagor covenants and agrees that if any such Lease is so terminated or rejected, no settlement for damages shall be made without the prior written consent of Mortgagee, and any check in payment of damages for termination or rejection of any such Lease will be made payable both to Mortgagor and Mortgagee.  Mortgagor hereby assigns any such payment to Mortgagee and further covenants and agrees that upon the request of Mortgagee, it will duly endorse to the order of Mortgagee any such check.

ARTICLE 5

DAMAGE OR DESTRUCTION; INSURANCE PROCEEDS

In case of casualty to the Premises resulting in damage or destruction:

(a)

If prior to full payment of the indebtedness secured hereby (or provision for payment thereof in accordance with the provisions of the Bond Financing Documents) the Premises or any portion thereof is destroyed (in whole or in part) or is damaged by fire or other casualty, or title to, or the temporary use of, the Premises or any portion thereof shall be taken under the exercise of the power of eminent domain by any governmental body or by any person, firm or corporation acting under governmental authority, Mortgagor shall nevertheless be obligated to continue to pay the amounts required by the Bond Financing Documents.  Mortgagor shall promptly give written notice of such damage or destruction to Mortgagee.  Mortgagor will timely file all claims for all losses due to damage or destruction covered under the insurance policies required hereby, and will furnish Mortgagee with a copy of the claim made and of Mortgagor’s and the insurance company’s estimate of the cost of repair.

(b)

The net proceeds, if any, of any insurance awards resulting from the damage or destruction of the Premises or any portion thereof shall be applied as follows:

(i)

If the claim for loss under the insurance required to be carried pursuant to this Mortgage resulting from such destruction or damage is not greater than $250,000, and no event of default shall have occurred and be continuing under this Mortgage, Mortgagor shall be entitled to receive all net proceeds of insurance resulting from such claims for losses, and Mortgagor shall be obligated to restore or replace that portion of the Premises so damaged or destroyed to substantially the same condition and utility as existed immediately prior to the event causing such damage or destruction, with such changes, alterations and modifications (including the substitution and addition of other property) as may be desired by Mortgagor and as will not impair operating unity or productive capacity or the character of the Premises or materially reduce its value.

(ii)

If the claim for loss under such insurance is greater than $250,000, and no event of default shall have occurred and be continuing under this Mortgage, any net proceeds of insurance resulting from such claims shall be paid to and held by Mortgagee, as depositary, and disbursed in accordance with clause (c), below, whereupon Mortgagor shall have the options set forth in Section 5.15 of the Loan Agreement.

(iii)

If an event of default hereunder shall exist, at the election of Mortgagee, any net proceeds of insurance on the Premises recovered shall be used to prepay the indebtedness under the Loan Agreement pursuant to the provisions of Section 7.1 thereof.

(c)

(i) Each of the payments to repair, rebuild or restore the Premises shall be made upon receipt by Mortgagee of a written requisition signed by a duly authorized officer of Mortgagor certifying:

(A)

the requisition number;

(B)

the name and address of the person, firm or limited liability company to whom payment is due or has been made;

(C)

the amount to be or which has been paid;

(D)

that each obligation mentioned therein has been properly incurred, is a proper cost of repairing, rebuilding or restoring the Premises and has not been the basis of any previous requisition;

(E)

that except for the amount, if any, stated pursuant to the foregoing clause (C) in such certificate to be due for services or materials to the particular supplier, there is no outstanding indebtedness to the particular supplier known to the person signing such certificate, after due inquiry, which is then due for labor, wages, materials, supplies or services in connection with such construction, which, if unpaid, might become the basis of any lien upon the Premises;

(F)

that there has not been filed with respect to the Premises or any part thereof any vendor’s, mechanic’s, laborer’s, materialman’s or other lien which has not been discharged of record, except such as will be discharged by payment of the amount then requested or are being contested in accordance with this Mortgage; and

(G)

that no event of default exists under this Mortgage.

(ii)

Mortgagee, as depositary, is hereby authorized and directed to make each disbursement and to issue its checks therefor in accordance with the provisions of this Section.

(iii)

Completion of the repair, rebuilding or restoration of the Premises shall be evidenced to Mortgagee by a certificate signed by an authorized officer of Mortgagor stating the cost of such repair, rebuilding and restoration and stating that:  (A) repair, rebuilding and restoration of the Premises has been completed, and (B) all other facilities necessary in connection with the Premises have been acquired, and all costs and expenses incurred in connection therewith have been paid (except for moneys withheld pursuant to bona fide disputes or standard retainage).  Notwithstanding the foregoing, such certificate may state that it is given without prejudice to any rights against third parties which exist at the date of such certificate or which may subsequently come into being.  It shall be the duty of Mortgagor to cause such certificate to be furnished to Mortgagee within a reasonable time after the repair, rebuilding and restoration of the Premises, or any part thereof, shall have been completed.

(d)

The balance of such net proceeds remaining after payment of all the costs of such repair, rebuilding or restoration shall be paid to Mortgagor, provided that Mortgagor has provided Mortgagee with a Favorable Opinion of Bond Counsel with respect thereto within 30 days after the completion of such repair, rebuilding or restoration.  If a Favorable Opinion of Bond Counsel is not so provided, the amount of such balance shall be applied to prepay the indebtedness under the Loan Agreement pursuant to the provisions of Section 7.1 thereof.

(e)

If the Premises or a portion thereof is to be repaired, restored, relocated, modified or improved pursuant to this Section, and if the net proceeds of any insurance awards are insufficient to pay in full the cost of such repair, restoration, relocation, modification or improvement, Mortgagor will nonetheless complete the work or cause the work to be completed and will pay or cause to be paid any cost in excess of the amount of the net proceeds.

ARTICLE 6

EMINENT DOMAIN; CONDEMNATION AWARDS

(a)

In the event that the Premises, or any part thereof, shall be taken in condemnation proceedings or by exercise of any right of eminent domain or by conveyance(s) in lieu of condemnation (hereinafter called collectively, “condemnation proceedings”), or should Mortgagor receive any notice or information regarding any such condemnation proceedings, Mortgagor shall give prompt written notice thereof to Mortgagee of the condemnation proceedings.  Mortgagee may (but is not required to) participate in any such proceedings, and Mortgagor from time to time will deliver or cause to be delivered to Mortgagee all instruments requested by it to permit such participation.  In the event of such condemnation proceedings, the award or compensation payable to Mortgagor shall be paid to Mortgagee, and such award or compensation shall be retained by Mortgagee as part of the Premises and applied in accordance with paragraph (b) below.  In any such condemnation proceedings Mortgagee may be represented by counsel, whose reasonable costs and disbursements shall be paid by Mortgagor.

(b)

The amounts received by or payable to Mortgagee from time to time which constitute condemnation awards or compensation covering the Premises (less the actual costs, fees and expenses incurred in the collection thereof) shall be held by Mortgagee and applied as Mortgagor designates under Section 5.15 of the Loan Agreement.  In addition, Mortgagee shall receive a supplement hereto sufficient, as shown by an opinion of counsel (which may be counsel for Mortgagor), to grant a valid first lien in any additions to or substitutions for the Premises to Mortgagee, which opinion shall also cover the filing and/or recording of such supplement (or a financing statement or similar notice thereof if and to the extent permitted or required by applicable law) so as to perfect the lien and security interest in such additions or substitutions, or in the alternative an opinion that no such supplement is required for such purpose.

ARTICLE 7

ENVIRONMENTAL LAWS

Section 7.1.

Indemnity.  Mortgagor agrees to defend, indemnify and hold Mortgagee and Deed of Trust Trustee harmless from and against any and all costs, penalties, damages, expenses, and/or liabilities (including reasonable attorneys’ fees) which Mortgagee or Deed of Trust Trustee may suffer as a result of a claim, suit, or action regarding the existence (or claimed existence) on or under the Premises of any Hazardous Material (whether caused by Mortgagor, or any other party), and/or regarding the removal, remediation and cleanup of same.

“Environmental Legal Requirement” shall mean any applicable law, statute or ordinance relating to public health, safety or the environment, including, without limitation, relating to releases, discharges or emissions to air, water, land or groundwater, to the withdrawal or use of groundwater, to the use and handling of polychlorinated biphenyls or asbestos, to the disposal, transportation, treatment, storage or management of solid or hazardous wastes or to exposure to toxic or hazardous materials, to the handling, transportation, discharge or release of gaseous or liquid substances and any regulation, order, notice or demand issued pursuant to such law, statute or ordinance, in each case applicable to the property of the Company and its Subsidiaries or the operation, construction or modification of any thereof, including without limitation the following: the Clean Air Act, the Federal Water Pollution Control Act, the Safe Drinking Water Act, the Toxic Substances Control Act, the Comprehensive Environmental Response Compensation and Liability Act as amended by the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act as amended by the Solid and Hazardous Waste amendments of 1984, the Occupational Safety and Health Act, the Emergency Planning and Community Right-to-Know Act of 1986, the Solid Waste Disposal Act, and any state statutes addressing similar matters, and any state statute providing for financial responsibility for cleanup or other actions with respect to the release or threatened release of hazardous substances and any state nuisance statute.

“Hazardous Material” shall mean any hazardous or toxic chemical, substance, waste, byproduct, pollutant, contaminant, compound or product, including, without limitation, asbestos, polychlorinated byphenyls, petroleum (including crude oil or any fraction thereof), and any other material the exposure, use, disposal or handling of which is regulated by any Environmental Legal Requirement.

Section 7.2.

Survival.  All warranties, representations and covenants herein shall be deemed to be continuing and shall remain true and correct in all material respects until the indebtedness secured hereby has been paid in full, the obligations of Mortgagor hereunder completely satisfied, and any limitations period with respect to any claims under any Environmental Legal Requirement has expired.

ARTICLE 8

MISCELLANEOUS

Section 8.1.

Maximum Interest Payable.  Neither the provisions of this Mortgage nor the other Bond Financing Documents secured hereby shall have the effect of, or be construed as requiring or permitting, Mortgagor to pay interest in excess of the highest rate per annum allowed under the laws of the State of Idaho on any item or items of indebtedness referred to in this Mortgage.  If under any circumstances Mortgagee shall ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest.  This provision shall control every other provision of all agreements between Mortgagor and Mortgagee.

Section 8.2.

Payment by Any Party.  Any payment made in accordance with the terms of this Mortgage by any Person at any time liable for the payment of the whole or any part of the sums now or hereafter secured by this Mortgage, or by any subsequent owner of the Premises, or by any other Person whose interest in the Premises might be prejudiced in the event of a failure to make such payment, or by any beneficiary, stockholder, partner, officer, director or affiliate of any Person which at any time may be liable for such payment or may own or have such an interest in the Premises or Mortgagor, shall be deemed, as among Mortgagee and all Persons who at any time may be liable as aforesaid or may own the Premises or to have an interest therein, to have been made on behalf of all such Persons.

Section 8.3.

Sale No Effect on Liability.  No sale of the Premises, or any forbearance by Mortgagee or Deed of Trust Trustee in exercising any right or remedy hereunder or otherwise afforded by applicable law, shall be a waiver of or preclude the exercise of any right or remedy hereunder.  No sale of the Premises shall affect the liability of any party to the Bond Financing Documents or any Person liable or to become liable with respect to the secured indebtedness.

Section 8.4.

Mortgagor’s Duty to Defend and Pay Expenses.  Mortgagor, at its sole expense, will appear in and affirmatively defend all actions or proceedings purporting to affect the security hereof or any right or power of Mortgagee hereunder.  Mortgagor shall save Mortgagee and Deed of Trust Trustee harmless from all costs and expenses, including but not limited to reasonable attorneys’ fees, costs of title search, continuation of abstract(s) and preparation of survey incurred by reason of any action, suit, proceeding, hearing, motion or application before any court or administrative body in which Mortgagee or Deed of Trust Trustee may be or become a party by reason of this Mortgage, including but not limited to condemnation, bankruptcy, and administrative proceedings, as well as any other of the foregoing where a proof of claim is by law required to be filed, or in which it becomes necessary to defend or uphold the terms or lien of this Mortgage.  Mortgagee and/or Deed of Trust Trustee, in its sole discretion, may appear in and defend any such action or proceeding, and upon an event of default Mortgagee is authorized to pay, purchase or compromise on behalf of Mortgagor any encumbrance or claim which in its judgment appears to or purports to affect the security hereof or to be superior hereto.  All expenditures and expenses of the nature in this paragraph mentioned and collection efforts regarding Mortgage payments, costs of exercising the rights granted under the Bond Financing Documents, as well as recordkeeping costs resulting therefrom and such expenses and fees as may be incurred in the protection of the Premises and the maintenance of the lien of this Mortgage, including the fees of any attorneys employed by Mortgagee or Deed of Trust Trustee in any litigation or proceeding affecting this Mortgage, the Bond Financing Documents or the Premises, including appellate, probate and bankruptcy proceedings, or in preparation for the commencement or defense of any proceeding or threatened suit or proceeding, shall be immediately due and payable by Mortgagor.  All sums expended or costs incurred by Mortgagee or Deed of Trust Trustee referred to in this Section, if not repaid on demand, shall bear interest at the rate of interest borne by the Bonds.

Section 8.5.

Right to Inspect; Entry upon Premises.  Upon reasonable prior notice, Mortgagee and any persons authorized by Mortgagee shall have the right to enter upon and inspect the Premises from time to time and to perform such environmental inspections, audits, tests and site assessments as Mortgagee deems necessary.

Section 8.6.

Forbearance, Etc. Not a Waiver.  (a) Failure to accelerate the maturity of all indebtedness secured hereby upon the occurrence of any event of default hereunder, or acceptance of any sum after the same is due, or acceptance of any sum less than the amount then due, or failure to demand strict performance by Mortgagor of the provisions of this Mortgage or any forbearance by Mortgagee or Deed of Trust Trustee in exercising any right or remedy hereunder or otherwise afforded by law shall not constitute a waiver by Mortgagee or Deed of

Trust Trustee of any provision of this Mortgage nor nullify the effect of any previous exercise of any such option to accelerate or other right or remedy.

(b)

Each waiver by Mortgagee or Deed of Trust Trustee must be in writing, and no waiver shall be construed as a continuing waiver.  No waiver shall be implied from any delay or failure by Mortgagee or Deed of Trust Trustee to take action on account of any default of Mortgagor.  Consent by Mortgagee or Deed of Trust Trustee to any act or omission by Mortgagor shall not be construed as a consent to any other or subsequent act or omission or to waive the requirement for Mortgagee's or Deed of Trust Trustee's consent to be obtained in any future or other instance.

(c)

If any of the events described below occurs, that event alone shall not cure or waive any breach, event of default or notice of default under this Mortgage or invalidate any act performed pursuant to any such default or notice; or nullify the effect of any notice of default or sale (unless all indebtedness secured hereby then due has been paid and performed); or impair the security of this Mortgage; or prejudice Mortgagee, Deed of Trust Trustee or any receiver in the exercise of any right or remedy afforded any of them under this Mortgage; or be construed as an affirmation by Mortgagee of any tenancy, lease or option, or a subordination of the lien of this Mortgage:

(i)

Mortgagee, its agent or a receiver takes possession of all or any part of the Premises;

(ii)

Mortgagee collects and applies Rents, either with or without taking possession of all or any part of the Premises;

(iii)

Mortgagee receives and applies to any indebtedness secured hereby proceeds of the Premises, including any proceeds of insurance policies, condemnation awards, or other claims, property or rights assigned to Mortgagee under this Mortgage;

(iv)

Mortgagee makes a site visit, observes the Premises and/or conducts tests thereon;

(v)

Mortgagee receives any sums under this Mortgage or any proceeds of any collateral held for any of the indebtedness secured hereby, and applies them to one or more of the obligations secured hereby;

(vi)

Mortgagee, Deed of Trust Trustee or any receiver performs any act which it is empowered or authorized to perform under this Mortgage or invokes any right or remedy provided under this Mortgage.

Section 8.7.

Mortgagee’s Expenses.  If Mortgagee or Deed of Trust Trustee shall incur or expend any sums including reasonable attorneys’ fees, whether or not in connection with any action or proceeding, to sustain the lien of this Mortgage or its priority, or to protect or enforce any of its rights hereunder, or to recover any indebtedness hereby secured, or for any title examination or title insurance policy relating to the title to the Premises, all such sums shall on notice and demand be paid by Mortgagor, and shall be a lien on the Premises, prior to any right or title to, or claim upon, the Premises subordinate to the lien of this Mortgage, and shall be deemed to be secured by this Mortgage.

Section 8.8.

Modification Procedure.  This Mortgage may not be amended, changed, modified, altered or terminated except by an instrument in writing in accordance with Article XII of the Indenture.  No requirement of this Mortgage, or any Bond Financing Document can be waived at any time except by a writing signed by Mortgagee, nor shall any waiver be deemed a waiver of any subsequent breach or event of default of Mortgagor.

Section 8.9.

Filing and Recording Fees.  Mortgagor will pay all filing, registration or recording fees, and all expenses incident to the execution and acknowledgment of this Mortgage and all federal, state, county, and municipal taxes, and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Bond Financing Documents.

Section 8.10.

Notices.  Any notice, demand or other communication given pursuant to the terms hereof shall be in writing and shall be effective only if (a) delivered by personal service, or (b) mailed by certified first class mail, return receipt requested, postage prepaid, or (c) delivered by nationwide, overnight delivery service, with charges prepaid.  All notices must be addressed to the address of the parties set forth in this Section.  Any such notice, demand or other communication shall be effective on the third Business Day after being deposited in the United States Mail or upon delivery or refusal of delivery, as the case may be.  Any party may at any time change its address for such notice by delivering or mailing to the other parties hereto, as aforesaid, a notice of such change.  Nothing in this Section shall be construed as requiring Mortgagee to give any notice of an event of default or of intent to accelerate, unless otherwise expressly provided herein.  The addresses of the parties for purposes of this Mortgage are as follows:

MORTGAGOR:

Intrepid Technology and Resources Biogas, LLC
501 West Broadway, Suite 200
Idaho Falls, Idaho  83402
Attention:  Manager
Phone:  (208) 529-5337
Fax:  (208) 529-1014

MORTGAGEE:

Wells Fargo Bank, National Association, as Trustee

877 W. Main Street

3rd Floor

MAC: U1858-033

Boise, Idaho  83702

Attention: Twyla D. Gauthier, CCTS

Vice President, Corporate Trust

Phone:  (208) 393-5491

Fax:  (208) 393-5404

DEED OF TRUST TRUSTEE:

First American Title Insurance Company

c/o Land Title and Escrow, Inc.

211 West 13th Street

Burley, Idaho  83318

Attention:  Doug Myers

Phone: (208) 878-3524

Fax: (208) 878-4435

Section 8.11.

Waiver of Rights by Mortgagor.  To the extent permitted by applicable law, Mortgagor waives the benefit of all laws now existing or that hereafter may be enacted providing for (a) any appraisement before sale of any portion of the Premises, or (b) extension of the time for the enforcement or collection of all or any portion of the indebtedness secured hereby, or (c) creation of an extension of the period of redemption from or a moratorium on any sale made pursuant to this Mortgage.  To the extent permitted by applicable law, Mortgagor agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension, redemption or moratorium, and Mortgagor, for Mortgagor, Mortgagor’s successors and assigns, and for any and all persons ever claiming any interest in the Premises, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, moratorium, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshaling in the event of a foreclosure of the liens hereby created.  If any law referred to in this Section 8.11 and now in force, of which Mortgagor, Mortgagor’s successors and assigns or other person might take advantage despite this Section 8.11, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section 8.11.  Mortgagor expressly waives and relinquishes any and all rights and remedies which Mortgagor may have or be able to assert by reason of the laws pertaining to the rights and remedies of sureties. Mortgagor waives, to the full extent permitted by law, all statutes of limitations as a defense to this Mortgage and any obligation secured by this Mortgage.  Mortgagor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Premises marshaled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the

Premises sold as an entirety. Mortgagor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure, pursuant to rights herein granted, on behalf of Mortgagor, the trust estate and all persons beneficially interested therein if Mortgagor is a land trust, and each and every person acquiring any interest in, or title to, the Premises described herein subsequent to the date of this Mortgage, and on behalf of all other persons to the extent permitted by law.

Section 8.12.

Severability.  In  case  any  one  or  more  of  the  covenants,  agreements, terms or provisions contained herein or in the Bond Financing Documents shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions shall in no way be affected, prejudiced or disturbed thereby, and to this end the provisions of all such loan documents are declared to be severable.

Section 8.13.

Covenants to Run with Land; Successors and Assigns.  This Mortgage and all the terms, covenants, conditions, agreements and requirements hereof, whether stated herein at length or incorporated herein by reference, shall be covenants running with the land so long as this Mortgage is in effect and shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of Mortgagor and Mortgagee.

Section 8.14.

Definitions.  Wherever used in this Mortgage, unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, the word “Mortgagor” shall mean “Mortgagor and/or any subsequent owner or owners of the Premises”; the word “Mortgagee” shall mean “Mortgagee or any subsequent holder or holders of this Mortgage”; “Deed of Trust Trustee” shall mean “Deed of Trust Trustee and any successor thereto”; the word “Person” shall mean “an individual, corporation, partnership or unincorporated association”; pronouns of any gender shall include the other gender; and either the singular or plural shall include the other.  All other capitalized terms used but not otherwise defined in this Mortgage shall have the meanings ascribed thereto in the Loan Agreement, unless the context otherwise requires.

Section 8.15.

Governing Law.  This Mortgage has been executed and delivered in the State of Idaho and is to be construed and enforced according to and governed by the laws of the State of Idaho.

Section 8.16.

Captions.  The headings or captions of the Articles, Sections, paragraphs, and subdivisions of this Mortgage are for convenience of reference only, are not to be considered a part hereof, and shall not limit or otherwise affect any of the terms hereof.

Section 8.17

Powers and Obligations of Deed of Trust Trustee.  The following provisions relating to the powers and obligations of Deed of Trust Trustee are part of this Mortgage:

(a)

Powers of Deed of Trust Trustee.  In addition to all powers of Deed of Trust Trustee arising as a matter of law, Deed of Trust Trustee shall have the power to take the following actions with respect to the Premises upon the written request of Mortgagee and Mortgagor: (a) join in preparing and filing a map or plat of the Property, including the dedication of streets or other rights to the public; (b) join in granting any easement or creating any restriction on the Property; and (c) join in any subordination or other agreement affecting this Mortgage or the interest of Mortgagee under this Mortgage.

(b)

Obligations to Notify.  Deed of Trust Trustee shall not be obligated to notify any other party of a pending sale under any other trust deed or lien, or of any action or proceeding in which Mortgagor, Mortgagee, or Deed of Trust Trustee shall be a party, unless the action or proceeding is brought by Deed of Trust Trustee.

(c)

Deed of Trust Trustee.  Deed of Trust Trustee shall meet all qualifications required for Deed of Trust Trustee under applicable law.  In addition to the rights and remedies set forth above, with respect to all or any part of the Premises, the Deed of Trust Trustee shall have the right to foreclose by notice and sale, and Mortgagee shall have the right to foreclose by judicial foreclosure, in either case in accordance with and to the full extent provided by applicable law.

(d)

Successor Deed of Trust Trustee.  Mortgagee, at Mortgagee’s option, may from time to time appoint a successor Deed of Trust Trustee to any Deed of Trust Trustee appointed hereunder by an instrument executed and acknowledged by Mortgagee and recorded in the office of the recorder of the county where the Property is located.  The instrument shall contain, in addition to all other matters required by state law, the names of the original Mortgagee, Deed of Trust Trustee, and Mortgagor, the book and page where this Mortgage is recorded, and the name and address of the successor deed of trust trustee, and the instrument shall be executed and acknowledged by Mortgagee or its successors in interest.  The successor deed of trust trustee, without conveyance of the Premises, shall succeed to all the title, power, and duties conferred upon the Deed of Trust Trustee in this Mortgage and by applicable law.  This procedure for substitution of deed of trust trustee shall govern to the exclusion of all other provisions for substitution.

IN WITNESS WHEREOF, Mortgagor has executed this Leasehold Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement as of the day and year first above written.

INTREPID TECHNOLOGY AND RESOURCES BIOGAS, LLC

By Intrepid Technology and Resources, Inc.
its Manager

By:

Its Chief Executive Officer
Dr. Dennis D. Keiser

ACKNOWLEDGMENT

STATE OF IDAHO

)

)  SS:

COUNTY OF BONNEVILLE

)

On this ____ day of November, 2006, before me, a Notary Public in and for said State, personally appeared DENNIS KEISER, known or identified to me to be the Chief Executive Officer of INTREPID TECHNOLOGY AND RESOURCES, INC., a corporation, the Manager of INTREPID TECHNOLOGY AND RESOURCES BIOGAS, LLC, a limited liability company, the Manager who subscribed said limited liability company name to the foregoing instrument, and acknowledged to me that such corporation executed the same in said limited liability company name.

NOTARY PUBLIC FOR IDAHO

Residing at ________________________

(SEAL)

My commission expires ______________

EXHIBIT A

LEGAL DESCRIPTION

PARCEL NO. 1

TOWNSHIP 8 SOUTH, RANGE 14 EAST OF THE BOISE MERIDIAN,

GOODING COUNTY, IDAHO

Section 10:

A parcel of land located in the Southwest Quarter of the Northwest Quarter more particularly described as follows:

Commencing at the North Quarter corner of said Section 10, from which the

South Quarter corner of said Section 10 bears South 00°47’13” West,   5278.71 feet;

Thence South 00°47’13” West along the East Boundary of the NW1/4 of said

      Section 10 for a distance of 1,387.41 feet;

Thence North 89°12’47” West for a distance of 2,141.72 feet to the POINT OF

      BEGINNING;

Thence South 00°33’42” West for a distance of 210.00 feet;

Thence North 89°26’18” West for a distance of 165.00 feet;

Thence North 00°33’42” East for a distance of 210.00 feet;

Thence South 89°26’18” East for a distance of 165.00 feet to the POINT OF

      BEGINNING.

West Point

1449 East 3100 South in Wendell, Idaho 83355

Gooding County, Idaho

A-1

PARCEL NO. 2

A perpetual, non-exclusive 30.00 feet in width easement for ingress and egress, said being 15 feet on each side of centerline, as created by easement from Southfield Dairy to Intrepid Technology and Resources Biogas, LLC and, recorded in the records of Gooding County, Idaho, said centerline of easement more particularly described as follows:

TOWNSHIP 8 SOUTH, RANGE 14 EAST OF THE BOISE MERIDIAN,

GOODING COUNTY, IDAHO

Section 10:

Commencing at the Northwest corner of Parcel No. 1:

Thence South 00°33’42” West for a distance of 15.00 feet to the centerline of said easement and being THE POINT OF BEGINNING;

Thence along said easement centerline the following courses and distances:

North 89°26’18” West for a distance of 55.20 feet;

North 68°46’56” West for a distance of 160.18 feet;

Northwesterly 202.21 feet along a curve right having a radius of 168.00 feet, delta       angle of 68°57’46”, and a long chord bearing North 34°18’03” West for a         distance of 190.22 feet;

North 00°10’50” East for a distance of 143.93 feet;

North 00°01’59” West for a distance of 132.92 feet;

North 01°11’58” West for a distance of 370.24 feet;

North 07°25’11” West for a distance of 227.75 feet;

North 00°53’05” West for a distance of 107.05 feet;

North 04°06’21” East for a distance of 197.58 feet to the Southerly right-of-way of 3100 South Road, side lines prolonged or shortened to Southerly right-of-

way of 3100 South Road

PARCEL NO. 3

TOWNSHIP 8 SOUTH, RANGE 25 EAST, BOISE MERIDIAN,

MINIDOKA COUNTY, IDAHO

Section 21:

A parcel of land located in Farm Unit B, Tract B of the North Side Pumping Division, Minidoka Project, Idaho (as shown by plat, dated July 10, 1957, on file in the office of the County Recorder, Minidoka County, Idaho), more particularly described as follows:

Commencing at the Northeast corner of said Section 21, from which the East quarter corner of said Section 21 bears South 00°02’00” East, 2637.61 feet;

thence South 00°02’00” East along the East boundary of Farm Unit Tract

A and B of said Section 21 for a distance of 2425.14 feet to the POINT   OF BEGINNING;

Thence South 89°58’00” West for a distance of 250.00 feet;

Thence South 00°02’00” East parallel with the East boundary of Farm Unit Tract

B of said Section 21 for a distance of 250.00 feet;

Thence North 89°58’00” East for a distance of 249.99 feet to a point on the East boundary of Farm Unit Tract B of said Section 21;

Thence North 00°01’27” West along the East boundary of Farm Unit Tract B for a distance of 37.53 feet to the East quarter of said Section 21;

Thence North 00°02’00” West along the East boundary of Farm Unit Tract B for a distance of 212.47 feet to the POINT OF BEGINNING.

Whitesides

700 North 719 East in Rupert, Idaho 83350

Minidoka County, Idaho

EXHIBIT B

DESCRIPTION OF LEASES

Anaerobic Digester Biogas Facilities Lease Agreement dated October 13, 2006, by and between Mountain View Land Limited Partnership (“Lessor”) and Intrepid Technology and Resources Biogas, LLC (“Lessee”) relating to Minidoka County, Idaho, evidenced by a Memorandum of Lease recorded in Minidoka County, Idaho as Instrument No. 487627.

Anaerobic Digester Biogas Facilities Lease Agreement dated October 13, 2006, by and between S & R Milling, LLC (“Lessor”) and Intrepid Technology and Resources Biogas, LLC (“Lessee”) relating to Gooding County, Idaho, evidenced by a Memorandum of Lease recorded in Gooding County, Idaho as Instrument No. 219006.

B-1

EXHIBIT C

DESCRIPTION OF EQUIPMENT

Whitesides Facility

 - 8 Digester Tanks

 - Access Platforms

 - Building and Foundation

 - Dump Aprons and Mix Tank

 - Mix Tank Mixers

 - Manure Feed System

 - Manure Heating System

 - Digester Waste Collection System

 - Digester Solid Separation System

 - Digester Overflow Collection System

 - Digester BioGas Collection System

 - BioGas Conditioning

 - Instrumentation and Controls

WestPoint Facility

 - 15 Digester Tanks

 - Access Platforms

 - Building and Foundation

 - Manure Feed System

 - Manure Heating System

 - Digester Waste Collection System

 - Digester Solid Separation System

 - Digester Overflow Collection System

 - Digester BioGas Collection System

 - BioGas Conditioning

 - Instrumentation and Controls

C-1